                                                                   EXHIBIT 10.32


                              FIRST AMENDMENT TO


                         MASTER TRANSACTION AGREEMENT



                                    BETWEEN



                        LYONDELL PETROCHEMICAL COMPANY



                                      AND



                           MILLENNIUM CHEMICALS INC.




________________________________________________________________________________

                FIRST AMENDMENT TO MASTER TRANSACTION AGREEMENT


     This First Amendment (this "Amendment"), dated October 10, 1997, to that certain Master Transaction Agreement dated July 25, 1997 (the "Agreement"), is entered into by and between Lyondell Petrochemical Company ("Lyondell") and Millennium Chemicals Inc. ("Millennium" and, together with Lyondell, the "Parties").

     Capitalized terms not otherwise defined herein are defined as provided for in the Agreement.

     WHEREAS, the Agreement contemplates the formation of a joint venture in the form of a partnership (the "Partnership"), which will acquire the Contributed Businesses to be contributed or caused to be contributed by Lyondell and by Millennium Petrochemicals pursuant to respective asset contribution agreements;

     WHEREAS, the Agreement sets forth: as Exhibit A thereto, a form of partnership agreement with respect to the Partnership; as Exhibit B thereto, a form of asset contribution agreement with respect to the contributions of assets to the Partnership; and as Exhibit C thereto, a form of parent agreement;

     WHEREAS, the Agreement provides that each of Lyondell and Millennium will or will cause each agreement as to which such exhibits relate, in substantially such form, to be executed and delivered by them or certain of their respective Subsidiaries prior to Closing;

     WHEREAS, as of the date of this Amendment, the Partnership has not been formed and no partnership agreement with respect to the Partnership has been entered into;

     WHEREAS, as of the date of this Amendment, no asset contribution agreements or parent agreement have been entered into;

     WHEREAS, Lyondell and Millennium agree that certain changes to the form of each of the partnership agreement, asset contribution agreement and parent agreement, each as originally set forth in the Agreement, are desirable and in each of their best interests;

     WHEREAS, Section 1.5 of the Agreement contemplates that the Lyondell contributing partner will execute and deliver to the Partnership on the Closing Date a promissory note (the "Lyondell Note") in the principal amount of $345 million, the terms and provisions of which are to be consistent with Appendix C to the Agreement; and

     WHEREAS, Lyondell and Millennium agree that certain changes to the terms of the Lyondell Note as originally set forth in Appendix C to the Agreement are desirable and in each of their best interests;
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     NOW, THEREFORE, in consideration of the premises and the mutual covenants of the Parties set forth herein, it is hereby agreed as follows:

     1. Revised Form of Agreements. The form of partnership agreement as set forth in Exhibit A to the Agreement is hereby replaced in its entirety by the form of Partnership Agreement attached hereto as Exhibit A and made a part of this Amendment. The form of asset contribution agreement as set forth in Exhibit B to the Agreement is hereby replaced in its entirety by the form of Asset Contribution Agreement attached hereto as Exhibit B and made a part of this Amendment. The form of parent agreement as set forth in Exhibit C to the Agreement is hereby replaced in its entirety by the form of Parent Agreement attached hereto as Exhibit C and made a part of this Amendment.

     2. Revised Appendix C. Appendix C as set forth in the Agreement is hereby replaced in its entirety by Appendix C hereto which is made a part of this Amendment.

     3.  Effect on Agreement.

         (a) All references in the Agreement to "Exhibit A" shall be deemed to refer to the form of Partnership Agreement attached hereto as Exhibit A;

         (b) All references in the Agreement to "Exhibit B" shall be deemed to refer to the form of Asset Contribution Agreement attached hereto as Exhibit B;

         (c) All references in the Agreement to "Exhibit C" shall be deemed to refer to the form of Parent Agreement attached hereto as Exhibit C;

         (d) All references in the Agreement to "Appendix C" shall be deemed to refer to Appendix C attached hereto;

         (e) All references to the "Agreement" in the Agreement, shall be deemed to refer to the Agreement, as amended by this Amendment.

         (f) All rights and obligations of the Parties under the Agreement shall remain unchanged except as set forth in this Amendment; and

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same original document.


                                      -2-
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     IN WITNESS WHEREOF, this First Amendment to that certain Master Transaction
Agreement has been executed on behalf of each of the Parties, by their respective officers thereunto duly authorized, effective as of the date first written above.



                              LYONDELL PETROCHEMICAL COMPANY



                              By:______________________________________________
                                  Name:  Dan F. Smith
                                  Title:  President and Chief Executive Officer



                              MILLENNIUM CHEMICALS INC.



                              By:______________________________________________
                                  Name:  William M. Landuyt
                                  Title:  Chairman and Chief Executive Officer


                                      -3-
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                                  APPENDIX C
                                      TO
                FIRST AMENDMENT TO MASTER TRANSACTION AGREEMENT


                           TERMS OF  LYONDELL  NOTE
                           ------------------------

          MAKER:        Lyondell subsidiary that is a partner in the Partnership
         AMOUNT:        $345 million
           TERM:        Earlier of 3 years from Closing or 30 days after a
                        financing at Lyondell-CITGO Refining Company Ltd.
                        ("LCR") which results in the repayment of LCR's existing
                        $450 million 5-year term loan and a distribution to
                        Lyondell of at least $345 million
           RATE:        6 month LIBOR plus market spread for applicable credit
                        rating (Lyondell)
        RIGHT OF        In the event of a default under the note, Lyondell Group
OFFSET/SECURITY:        waives right to distribution of proceeds and assign
                        those rights to the Partnership, in which event the
                        amounts so withheld will be deemed to be payments under
                        the note
      COVENANTS:        Standard affirmative covenants comparable to Lyondell
                        Assumed Debt (e.g., payment of interest, maintenance of corporate existence)
          OTHER:        Prepayable, in whole or in part, at any time, without
                        penalty or premium

                        Senior note entitled to equal and ratable security with any holders of secured debt issued by Lyondell or the maker (subject to customary exceptions)

                        Cross-default with other Lyondell debt (including
                        Lyondell Assumed Debt, if such default is caused by an
                        action or failure to act on the part of Lyondell)
                        exceeding $25 million
      GUARANTOR:        Payments of interest and principal shall be fully and
                        unconditionally guaranteed by Lyondell, such guarantee to be a senior obligation entitled to equal and ratable security with any holders of Lyondell secured debt
                        (subject to customary exceptions)


                                  Appendix C